U.S. Securities and Exchange Commission

Washington, D.C. 20549



Form 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 6, 1998

Commission File No. 33-17966-LA




INTERNATIONAL WOOD CORPORATION
(formerly XANTHIC ENTERPRISES, INC.)
A Colorado Corporation            EIN: 94-3030021

8833 Sunset Blvd., Suite 200
West Hollywood, CA 90069

Telephone: 310-289-4947






Item 1. Changes in Control of Registrant.

     On January 29, 1998 there was a special meeting of the shareholders of the Company at which the shareholders approved a change of control of the Company pursuant to an agreement with the shareholders of Norwest S.A.
The Company has issued 20,000,000 common shares of stock of the Company after a 1 for 2.5 reverse split to the shareholders of Norwest
S.A. Mr. Elliott Sassoon of Sao Paulo, Brazil is now the controlling shareholder of the Company.

     At the special meeting of shareholders a new Board of Directors was elected consisting of Elliott Sassoon, Alipio Motta and Mark A. Lilly.

Item 2.  Acquisition or Disposition of Assets.

     The Company has issued 20,000,000 common shares in exchange for all of the stock of Norwest, S.A., a Brazilian corporation that will be operated as a wholly owned subsidiary. The shareholders of Norwest have provided the Company with an audited balance sheet as of October 31, 1997 which shows total assets of R$ 121,803,670.00. According to the Federal Reserve Bank of New York one Brazilian Real (R$) was equal to $.8984 on December 15, 1997. On this basis the value of the Norwest assets would be about $109,428,418.

     The majority of the assets consist of land and timber in the Amazon basin of Brazil. The timber consists of various varieties of tropical hardwoods. Mr. Sassoon has indicated that he plans to harvest and market the timber on the property on a world wide basis as well as market other timber of the same nature that may become available. Mr Sassoon has indicated that he will be seeking financing for working capital purposes once the reverse acquisition is complete.


Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5.  Other Events

     At the special meeting of shareholders on January 29, 1998 the shareholders approved an amendment of the articles of incorporation to change the name of the corporation from Xanthic Enterprises, Inc.
to International Wood Corporation. The new directors of the Company elected the following officers of the Company:

           Name                    Position

           Elliott Sassoon         President, Chief Financial Officer
           Alipio Motta            Vice-President
           Mark A. Lilly           Secretary

Item 6.  Resignation of Registrant's Directors

     At the special meeting of shareholders the Board of Directors resigned with the exception of Mark A. Lilly. The shareholders elected a new Board of Directors consisting of Elliott Sassoon, Alipio Motta and Mark A. Lilly.

Item 7.  Financial Statements and Exhibits

     (a) Audited Balance Sheet of Norwest, S.A. as of October 31, 1997 and consent of Pannell Kerr Forster.

      (b) Proforma Balance Sheet of the Company (unaudited) as of January 31, 1998.

     (c)     Exhibits.
               None.


SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL WOOD CORPORATION

Dated:    February 6, 1998


By:  /s/  Elliott Sassoon
     Elliott Sassoon, President,
     Director and Chief Financial Officer



FINANCIAL INFORMATION

NORWEST S.A.

(A DEVELOPMENT STAGE COMPANY)
REPORT OF INDEPENDENT ACCOUNTANT'S
BALANCE SHEET AS OF OCTOBER 31, 1997



REPORT OF INDEPENDENT ACCOUNTANTS

To the
Board of Directors and Stockholders of
Norwest S.A.


1 -      We have audited the balance sheet of NORWEST S.A. (a Brazilian development stage Company) as of October 31, 1997. This balance sheet is responsibility of the management of NORWEST S.A. Our responsibility is to express an opinion on this financial statement based on our audits.

2 -     Considering the mentioned in paragraph 3, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. Our audit includes examining, on test basis, evidence supporting the accounting principles used and significant estimates made by Management, as well as evaluating the overall presentation.

3 -     As described in note 1, all fixed assets were incorporated based on independent experts appraisal report.

4 - In our opinion and based on the opinion of the independent appraisal as mentioned before, the aforementioned balance sheet present fairly, in all material respects, the financial position of NORWEST S.A. as of October 31, 1997, in conformity with Brazilian generally accepted accounting principles.

5 -      As mentioned in note 2 the Company is being organized and the start of the activities depends on legal and fiscal authorizations to be formalized. All expenses that were incurred with the constitution and maintenance of fixed assets were responsibility of the Company's Stockholders. For this reason the Company decided not to present a complete financial statement.

Sao Paulo, December 12, 1997.

/s/ Luis Alberto Nava Salazar
Pannell Kerr Forster


NORWEST S.A.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
(Real = R$)


ASSETS


CURRENT ASSETS                    October 31, 1997

     Cash                                    1,950

FIXED ASSETS
     Land                               18,000,000
     Forest                            102,652,720
     Tractors and vehicles                 820,000
     Machines and
           industrial equipments           254,000
     Maritime equipment                     75,000
                                       -----------
                                       121,801,720

Total assets                           121,803,670
                                       ===========

LIABILITIES AND
  STOCKHOLDER'S EQUITY
CURRENT LIABILITIES                             0

STOCKHOLDERS' EQUITY
     Common stock R$ 1.00 par
     value, 121,803,670 shares
     authorized, issued and
     outstanding                       121,803,670
                                       -----------
Total Liabilities and
    Stockholders' Equity               121,803,670
                                       ===========



NORWEST S.A.
(A DEVELOPMENT STAGE COMPANY)
EXPLANATORY NOTES TO BALANCE SHEET
AS OF OCTOBER 31, 1997
  (Real =R$)


1.      DESCRIPTION

     The Company was constituted on December 10, 1996 in Belem (PA) Brazil with the basic purpose to develope activities directed to forest exploration, including industrialization, trade representation, import and export of lumber and agricultural products.

     On Extraordinary Stockholders' and Special Meeting of Stockholders' of Preferred Stocks realized on October 10, 1997, it was approved: a) transference of the company's headquarter to Sao Paulo (SP); b) enlargement of social objective on commercial activities and services; c) conversion of preferred stocks to ordinary stocks; d) increase capital with stock issued and subscriptions of 121,802,670 ordinary stocks with nominal value of R$ 1.00 each, paid-in assets value of R$ 1,149,000 and properties value of R$ 120,652,720 according to independent appraisal report appointed by the stockholders' meeting and local currency of R$ 950.

     The appraisal criterion adopted were based on market value conservation and comparison with other similars.

     All documentation related to the formation of the company and its fixed assets are in conformity with the Brazilian law.

2.     OPERATIONS
     The Company is being organized with implementation of several legal and fiscal procedures in order to start its activities. Up to this date there are no assets or liabilities operations in the name of the Company that must be recorded in the balance sheet. Constitution expenses as well as maintenance of fixed assets were responsibility of stockholders. For this reason it was decided not to elaborate income statement, changes in stockholders' equity and changes in financial position for the period ended on October 31, 1997.

3.     CAPITAL

     The paid in capital is represented by 121,803,670 ordinaries stocks, with nominal value of R$ 1.00 each.

          Stockholders                          Stocks


          Elliott Sassoon                       120,653,620
          Pre-Cortados da
             Amazonia Ltda                        1,149,950
          Maria Cristina de
            Oliveira Bittencourt                      1,000
                                              -------------
                                                121,803,670

                                              =============


   The by-laws determines a dividend distribution of 25% of the net profit annually.


PANNELL KERR FORSTER - PKF
AUDITORES INDEPENDENTES

Rua Dom Jose de Barros 264 - 11th Piso
Sao Paulo, Brazil
Tel: (11) 223-3744 Fax: (11) 223-3361



            CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the filing of our report dated December 12, 1997 with respect to the balance sheet and related notes as of October 31, 1997 of Norwest S.A., a Brazilian corporation, with the United States Securities and Exchange Commission in connection with any filing by Xanthic Enterprises, Inc. We also consent to references to us as the accountants for Norwest S.A. in any such filing.

PANNELL KERR FORSTER


By /s/ Luis Alberto Nava Salazar
  ------------------------------
    Luis Alberto Nava Salazar

Sao Paulo, December 19, 1997



INTERNATIONAL WOOD CORPORATION
(A Development Stage Company)
Pro Forma Balance Sheet
Prepared by Management
Unaudited
January 31, 1998


ASSETS

CURRENT ASSETS:

     Cash                              $              1,752
                                         ------------------
FIXED  ASSETS:
     Forest Land                                 16,171,200
     Tropical Hardwood                           92,223,204
     Tractors and vehicles                          736,688
     Sawmills and
         industrial equipment                       228,194
     Maritime equipment                              67,380


                                         ------------------
                                                109,426,666
                                         ------------------
Total Assets:                          $        109,428,418

                                         ==================
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

     Accounts payable                  $             47,368
     Shareholder loan                                 2,000
                                             --------------
     TOTAL CURRENT LIABILITIES                       49,368

STOCKHOLDERS' EQUITY

Common stock - $.0001 par,
  50,000,000 shares
  authorized, 22,593,930
  issued and outstanding                                259

Paid in capital                                 109,466,358
Retained deficit
(89,567)
                                            ---------------
 TOTAL STOCKHOLDERS' EQUITY                     109,379,050
                                            ---------------
Total Liabilities and
    Stockholders' Equity               $        109,428,418

                                            ===============

Net Assets per share $ 4.84.

Notes:

     1. This balance sheet combines the assets and liabilities of International Wood Corporation, a Colorado corp. and Norwest S.A., a Brazilian corp. that is 100% owned by the Company.

     2. The value of the assets of Norwest S.A. was provided by an audited balance sheet of Norwest as of October 31, 1997 prepared by Pannell Kerr Forster, Sao Paulo, Brazil.

     3. For purpose of the above computation the values of the Norwest, S.A. Balance Sheet as of October 31, 1997 were converted to U.S. Dollars based on the factor of R$ 1.00 to $ .8984 based on information supplied by the Federal Reserve Bank of New York as of December 15, 1997.